UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-03287

New Alternatives Fund, Inc.
(Exact name of registrant as specified in charter)

150 Broadhollow Road, Suite PH2
Melville, New York 11747
(Address of principal executive offices) (Zip code)

David J. Schoenwald, President
New Alternatives Fund, Inc.
150 Broadhollow Road, Suite PH2
Melville, New York 11747
(Name and address of agent for service)

Registrant’s telephone number, including area code: 631-423-7373

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

New Alternatives Fund, Inc.
A SOCIALLY RESPONSIBLE MUTUAL FUND EMPHASIZING ALTERNATIVE ENERGY AND THE ENVIRONMENT

SEMI-ANNUAL

FINANCIAL REPORT

JUNE 30, 2013

(Unaudited)

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a prospectus for the Fund.

THE FUND	150 Broadhollow Road	Melville, New York 11747	(800) 423-8383	(631) 423-7373
BNY Mellon Investment Servicing (US) Inc.	PO Box 9794	Providence, RI 02940	(800) 441-6580	(610) 382-7819
Overnight Address	4400 Computer Drive	Westborough, MA 01581
Foreside Funds Distributors LLC	400 Berwyn Park,	Berwyn, PA 19312
899 Cassat Road

Recycled Paper

NEW ALTERNATIVES FUND, INC.

SHAREHOLDER LETTER

Dear Shareholders,

The Fund’s share performance has continued to improve. The U.S. economy continues its slow climb from the depths of the recession. Record low interest rates have moved up ever-so-slightly. Renewable energy investments in general have improved but progress is uncertain. The companies in the Fund report positive earnings and stable operations, but markets, particularly in Europe, have not reflected this good news as share prices remain low. Some sectors, such as solar stocks recently, are volatile and subject to wide price swings. Renewable energy investments remain subject to partisan politics in the U.S. Congress, austerity policies in Europe, and changing economic circumstances in China and other developing countries.

Conditions are getting better, but this recovery appears to be less dynamic than earlier ones. It is marked by sluggish job creation and the disturbing trend of growing income inequality. The world experienced a drop in greenhouse gas emissions from 2008 to 2010 due to the general downturn in economic activity caused by the recession. Since then, carbon levels have resumed an upward direction, albeit more slowly than in earlier periods. This rise is driven by the growing power demands of developing nations. A number of these countries, including China, India and Brazil among others, are turning to wind, hydro, geothermal and solar resources to meet their needs. At the same time, however, they are increasing their reliance on coal and oil.

Even here, the U.S. Energy Information Administration’s 2013 Annual Energy Outlook forecasts that our greenhouse gas emissions will rise above 1990 levels by 2040, despite all the efforts to reduce carbon releases. Scientists have asserted by a wide margin that we should be reducing our emissions levels as a necessary step to help prevent more severe climate change.

On June 25, President Obama made a major speech on climate change and the necessity for us to reduce carbon emissions and move to an energy system that operates on renewable resources. He outlined the steps he would take as executive actions to reduce pollution from power plants and improve energy efficiency in transportation, buildings, manufacturing and government operations. He called on Congress to break its gridlock and pass legislation to promote the development of renewable energy resources and reduce our dependence on fossil fuel.

He noted that we had doubled the amount of electricity from solar and wind sources since he was first elected in 2008. While this is true, renewable energy (including wind, hydro, solar, geothermal, biomass and waste heat) still only comprises 15.87% of our total installed generating capacity as of June 2013 according to the U.S. Department of Energy. And hydro power, which is the most developed, long term resource accounts for 8.52% of that. Natural gas has eclipsed coal as an energy source by 42.53% to 28.96% according to that same study. However, the pace of renewable power adoption is speeding up faster than any of the other sources.

At the same time, he reiterated his earlier emphasis on an “all of the above” strategy which includes continuing development of unconventional (deep water, arctic, tar sands) oil and shale gas resources and “clean coal” technology. Cheap and abundant new supplies of natural gas have been a major reason that utilities and power producers in the U.S. have turned away from coal. A number of other countries want to replicate the U.S. experience and develop their shale gas resources or import our gas to replace coal and oil for their power generation. This will slow, but not eliminate, the increase in CO2 levels.

At the same time, cheap gas has also made the economics of renewable power sources less competitive. Fortunately even this gap is closing. For many years natural gas was considered an important stepping stone on the way to a carbon-free energy future. The technologies, including hydraulic fracturing (“fracking”) which has made the current abundance of gas possible, has raised new concerns. There are different opinions and ongoing discussions about this situation among environmental activists, organizations and socially responsible investment managers. The Fund’s managers and board continue to follow this issue and consider how it may impact our investments.

Crunching Numbers: The Fund’s Net Asset Value (NAV) went from $36.40 on December 31, 2012 to $39.32 on June 30, 2013. The total assets of the Fund grew slightly from $149,834,564 on December 31, 2012 to $150,572,663 as of June 30, 2013.

Gainers and Losers: The first six months of 2013 brought a strong rebound in two areas that have been severely punished since 2008 — wind and solar. The Fund’s two largest holdings in wind power, the turbine manufacturers Vestas Wind Systems AS (Denmark) and Gamesa Corporacion Tecnologica SA (Spain), were up 150.8% and 144.5% respectively. Both companies continued their business expansion outside of their home markets. Vestas signed contracts for new projects in Australia, the Philippines, Sweden, South Africa, Uruguay, Mexico, Chile, Canada and the Ukraine. It also completed sales of finished projects in Romania and Bulgaria.

Gamesa consolidated a round of cost cutting measures and debt reduction while gaining new projects in Kenya, India, Mexico, Honduras, Argentina and Costa Rica. The company has established a manufacturing facility in Brazil to qualify for local content requirements. The Brazilian economic boom has slowed recently, but Gamesa is still making significant gains there and the local factory has given them an advantageous position to compete in the broader Latin American market. Both companies have added stability to their bottom lines by incorporating long term maintenance contracts for the wind farms they are constructing.

One of our smaller holdings, Fuel Cell Energy, Inc., registered a 38.5% rise in share price so far this year. This increase was not as significant to our overall net asset value (NAV) as Fuel Cell is only 0.5% of our portfolio compared to 4.69% for Vestas and 5.22% for Gamesa. However, Fuel Cell is a pioneering company in the development of molten carbonite and solid oxide fuel cell modules which can provide environmentally clean electric power generation and vital energy storage backup for other renewable, but more intermittent, energy sources like wind, solar and hydro power. Fuel Cell has yet to turn a profit; its strong share price rise is the reward for reducing losses and increasing overall revenues from $24 million in the second quarter of 2012 to $42.4 million in the corresponding period of 2013. Building for the future during the past year, the company opened a new manufacturing facility in Germany which has given it a launching pad for projects in Germany, the United Kingdom, Spain, Norway and Switzerland.

Among other Fund companies showing gains so far this year are: WaterFurnace Renewable Energy (Canada/U.S. — small scale residential and commercial geothermal systems), up 34.6%; Owens Corning

(insulation for energy efficiency), up 22%; ITC Holdings (more efficient electric transmission systems), up 18.7%; Johnson Controls (energy efficiency building systems, hybrid batteries for transportation), up 16.6%; South Jersey Industries (natural gas distribution utility with co generation projects), up 14.1%.

We wish we could report that the share prices of all our companies went up. Unfortunately, the uncertainties that have plagued domestic and foreign economies have negatively affected some of our holdings as well.

Abengoa SA (Spain), an international developer of bio-fuels, recycling systems, desalinization, clean water and renewable energy projects continued its recent record of share value loss. In 2012, Abengoa created a second class of shares, which were identical to the existing class in price and dividend yield but with different voting rights. These new “B” shares were launched in part to trade in U.S. markets and provide additional liquidity for Abengoa. This hasn’t happened yet, but the two classes of shares have traded at slightly different prices since then. So far this year, the B shares are down 34.6% and the A shares are down 22.7%. Abengoa’s share price woes continue to puzzle us. The company has as major international presence, positive earnings, and dividends. Like many of our Spanish renewable energy developers who can no longer count on supportive national policies, Abengoa has projects in Brazil, the U.S., Kenya, China and Israel just to name a few. We can only conclude they are being “punished” for being Spanish.

Acciona SA (Spain), a developer of wind, small hydro, solar thermal and waste water treatment projects is in a slightly different position. Despite having rallied in the last six months of 2012, Acciona’s share price is down 29.4% in 2013. While maintaining a profit this year, the company’s revenue and net earnings have slipped primarily due to the reduction of electric rate supports and renewable power subsidies for their generating plants in Spain. During 2012, Acciona’s wind facilities generated 12.2% more electricity and its hydro plants increased their output by almost 70%. But because of the austerity policies now being imposed, Acciona’s pre-tax profit fell by 43.2%.

Several other companies suffered double digit declines including TrustPower Ltd. (New Zealand —wind and hydropower utility) down 21.1%; Innergex Renewable Energy, Inc. (Canada — wind and small hydro power producer), down19.6%; and Northland Power, Inc. (Canada — wind, solar and small hydro power producer), down 13.8%. Each of these companies pays a generous dividend, and dividend paying stocks seem to be out of favor at the moment.

Portfolio Balance: The share prices of stocks in general have been on the rise and some of our companies have seen healthy increases. We believe that many of our holdings are still undervalued. A few did seem to have become overvalued, such as A.O. Smith (energy efficient water heaters). We began selling off this company last year and liquidated our small remaining portion in the first quarter of 2013. We also sold our shares of SMA Solar TechnologyAG (Germany — inverters for solar photovoltaic systems) due to our concern that austerity policies were reducing government programs supporting rooftop solar installations in that country and across Europe. After an extended period of weakness in the solar segment of the market, we reduced our shares of SunPower Corp. (photovoltaic solar system manufacturer and installer and developer of small scale and utility scale solar projects) toward the end of 2012 and finished selling the remaining shares earlier this year. However, solar has come roaring back over the last period, so we expect that we will add additional solar companies back into the Fund shortly. Finally we sold our last holdings of Atmos Energy Corp. (natural gas distribution utility) to trim our overall exposure in natural gas.

While we prefer to buy more shares of many of our companies and add new holdings, we have had to reduce some positions to maintain our portfolio diversification and keep sufficient cash reserves. During the first six months of 2013, we sold some of our shares of Ormat Technologies (geothermal energy), Gamesa, Koninklijke Philips Electronics N.V. (Netherlands — energy efficient lighting and healthcare electronics), Owens Corning, Inc. (building insulation materials), New Jersey Resources Corp. and WGL Holdings, Inc. (natural gas distribution utilities and solar projects), South Jersey Industries, Inc. (natural gas distribution utility and cogeneration/landfill gas projects), American Water Works, Inc. (water utility and waste water treatment), Schneider Electric, SA (France — electric energy efficiency technology) and Johnson Controls, Inc. (commercial building energy efficiency systems and batteries for hybrid autos).

AbengoaB,Acciona and KyoceraCorp. (Japan — solar cell and semiconductor manufacturer) experienced price drops early in the year while still achieving good earnings and expanding business operations, so we added shares. We also increased our holdings of Canadian renewable power producers Algonquin Power & Utilities Corp., Innergex Renewable Energy Inc. and Northland Power Inc. While the price of these companies has continued to fall during the first half of 2013, they have maintained profitable operation and have paid a strong dividend.

In the same vein, we added two new power producers with long histories of developing hydro, solar and geothermal projects. These companies — Brookfield Renewable Energy Partners (Canada) and Enel Green Power (Italy) — maintain relatively stable share value and provide solid dividends. Brookfield Renewable Energy Partners was created from the renewable energy holdings of the larger Brookfield Asset Management company in November 2011. Enel Green Power is the separately listed subsidiary of Enel SpA, Italy’s largest utility. It has developed an extensive portfolio of renewable generation projects and has a long term strategy focused on diversifying its projects across markets. It is presently operating or developing facilities in Italy, the U.S., Colombia, Morocco, Peru, South Africa and Turkey.

Our final new acquisition during the first half of 2013 was HannonArmstrong Sustainable Infrastructure Capital, Inc. This company is something new for us. It is a financial services company structured as a real estate investment trust (REIT). It is not a direct energy producer or manufacturer, but provides both debt and equity funding to renewable energy infrastructure. Their current portfolio consists of solar, wind, biomass, geothermal, water treatment and energy efficiency projects, among others. The company went public in April 2013 and declared its first dividend (2.5%) on June 30.

Looking Ahead: So far in 2013, New Alternatives Fund has performed better than recent years. At the same time the NAV has been going up, shares continue to be redeemed at a greater rate than purchases. Common sense tells us that the recession scared many existing and potential shareholders out of stock investments. The continuing weakness of the economy, along with the volatility of the renewable energy sector, is limiting the ability of people early in their working lives from accumulating assets to invest and the confidence to do so. While these conditions present new challenges, there is a new generation of concerned investors to introduce to New Alternatives Fund.

We are working to develop new tools to “get the word out” about the Fund. We have always done a limited amount of old fashioned print advertising and will continue to place ads. We are preparing on-line promotion for the first time and will be upgrading our web site. Among other plans, we are also considering how to make greater use of social media.

We will be more accessible to both new and existing investors with the introduction of complete on-line function by the end of the year. You will be able to open an account, buy and sell shares, change your address, receive your statements and monitor your balances through a direct access portal on our web site at www.newalternativesfund.com. You can already create an individual account access which allows you to get current information on your holdings. If you have not already done so, we encourage you to create a link. Just go to the opening page on our site and click on the “account login” prompt in the upper right corner. Follow the instructions to set up your account access and you’ll be ready for the new services that are coming.

If you are an investment advisor, a broker/dealer or hold your account through a brokerage or advisor account, we are also setting up a platform through the Advisor Central system which will provide institutional investors who may be managing multiple accounts a single entry point to service their holdings in the Fund.

Shareholder Comments: We continue to receive, use and welcome advice and comments from shareholders. You can contact us by e-mail at: info@newalternativesfund.com, regular “snail mail” or telephone.

David Schoenwald

Murray Rosenblith

August 18, 2013

This letter is intended to give you a feeling of what we have been doing and why we do it. For more complete and official data, please see the rest of our semi-annual report, our annual report and our prospectus. This letter is intended to be responsive to the interests of our existing shareholders.

The Principal Underwriter is Foreside Funds Distributors LLC and the Co-Distributor is Accrued Equities, Inc.

NEW ALTERNATIVES FUND, INC.

FUND EXPENSE EXAMPLE

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs such as the sales charge; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period shown (January 1, 2013) and held for the entire six months ended June 30, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ended June 30, 2013” to estimate the expenses you paid on your account during this period.

Note: The Fund’s Transfer Agent, BNY Mellon Investment Servicing (US) Inc., charges an annual IRA maintenance fee of $15 for IRA accounts. That fee is not reflected in the accompanying table.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the sales charge, redemption fees or exchange fees. The Fund does not charge any redemption fees or exchange fees, but these may be present in other funds to which you compare the Fund. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

NEW ALTERNATIVES FUND, INC

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Six Months Ended June 30, 2013*
Actual	$1,000.00	$1,080.20	$6.09
Hypothetical (assumes 5% return before expenses)	$1,000.00	$1,018.94	$5.91

* Expenses are equal to the Fund’s annualized expense ratio for the six-month period of 1.18%, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half year, then divided by the days in the year (365) to reflect the half year period. The Fund’s ending account value on the first line in the table is based on its actual total return of 8.02% for the six-month period of January 1, 2013 to June 30, 2013.

NEW ALTERNATIVES FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2013

(Unaudited)

Sector Diversification	% of Net Assets	Value
Alternate Energy:
Renewable Energy Power Producers & Developers	28.6%	$42,969,413
Wind Turbines	9.9	14,934,200
Geothermal	3.8	5,679,194
Solar Photovoltaic	2.5	3,815,625
Fuel Cells	0.5	762,000
Energy Conservation	18.7	28,193,083
Natural Gas Distribution Utilities	13.5	20,320,950
Water:
Water Utilities	9.8	14,679,700
Water Related	2.4	3,678,140
Electric Transmission	3.0	4,565,000
Sustainable Energy Financial Services	0.4	594,000
Certificates of Deposit	0.3	500,000
Other Assets in Excess of Liabilities	6.6	9,881,358

	100.0%	$150,572,663

Top Ten Common Stock Portfolio Issuers

June 30, 2013

(Unaudited)

Name	% of Net Assets
Gamesa Corporacion Tecnologica SA (Spain)	5.2%
American Water Works Co., Inc.	5.2
EDP Renovaveis SA (Spain/Portugal)	5.1
Schneider Electric SA (France)	4.8
South Jersey Industries, Inc.	4.8
Johnson Controls, Inc.	4.8
Vestas Wind Systems AS (Denmark)	4.7
Koninklijke Philips Electronics NV (Netherlands)	4.6
WGL Holdings, Inc.	4.6
Veolia Environnement SA (France) ADR	4.5

Total Top Ten	48.3%

Portfolio holdings are subject to change, risk and may not represent current compositions of the portfolio.

NEW ALTERNATIVES FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2013

(Unaudited)

	Shares	Value
COMMON STOCKS – 93.1%
Alternate Energy — 45.3%
Renewable Energy Power Producers & Developers -— 28.6%
Abengoa SA - B Shares (Spain)	2,500,000	$5,037,897
Abengoa SA - A Shares (Spain)	500,000	1,234,266
Acciona SA (Spain)	125,000	6,590,245
Algonquin Power & Utilities Corp. (Canada)	325,000	2,191,798
Brookfield Renewable Energy Partners LP (Bermuda/Canada)	225,000	6,239,250
EDP Renovaveis SA (Spain/Portugal)	1,500,000	7,697,802
Elecnor, SA (Spain)	125,000	1,675,865
Enel Green Power SPA (Italy)	1,500,000	3,113,044
Hafslund ASA, Class A (Norway)	328,074	2,538,457
Innergex Renewable Energy, Inc. (Canada)	225,000	1,877,490
Northland Power, Inc. (Canada)	125,000	2,022,237
TrustPower Ltd. (New Zealand)	500,000	2,751,062

		42,969,413

Wind Turbines — 9.9%
Gamesa Corporacion Tecnologica SA (Spain)	1,450,000	7,866,511
Vestas Wind Systems AS (Denmark)*	500,000	7,067,689

		14,934,200

Geothermal — 3.8%
Ormat Technologies, Inc.	175,000	4,116,000
WFI Industries Ltd. (Canada)	80,000	1,563,194

		5,679,194

Solar Photovoltaic — 2.5%
Kyocera Corp. (Japan) SP ADR	37,500	3,815,625

		3,815,625

Fuel Cells — 0.5%
FuelCell Energy, Inc.*	600,000	762,000
		762,000

Total Alternate Energy		68,160,432

Energy Conservation — 18.7%
Johnson Controls, Inc.	200,000	7,158,000
Koninklijke Philips Electronics NV (Netherlands)	255,000	6,933,450
Owens Corning, Inc.*	175,000	6,839,000
Schneider Electric SA (France)	100,000	7,262,633

		28,193,083

Natural Gas Distribution Utilities — 13.5%
New Jersey Resources Corp.	150,000	6,229,500
South Jersey Industries, Inc.	125,000	7,176,250
WGL Holdings, Inc.	160,000	6,915,200

		20,320,950

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND, INC.

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2013

(Unaudited)

	Shares	Value
Water — 12.2%
Water Utilities — 9.8%
American Water Works Co., Inc.	190,000	$7,833,700
Veolia Environnement SA (France) ADR	600,000	6,846,000

		14,679,700

Water Related — 2.4%
Hyflux Ltd. (Singapore)	1,000,000	984,140
Xylem, Inc.	100,000	2,694,000

		3,678,140

Total Water		18,357,840

Electric Transmission — 3.0%
ITC Holdings Corp.	50,000	4,565,000

		4,565,000

Sustainable Energy Financial Services — 0.4%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.*	50,000	594,000

		594,000

Total Common Stocks (Cost $157,734,405)		140,191,305

	Par
CERTIFICATES OF DEPOSIT – 0.3%
Socially Concerned Banks — 0.3%
Alternatives Federal Credit Union savings account 0.39% due 02/14/14	$100,000	100,000
Carver Federal Savings Bank 0.24% due 12/22/13	100,000	100,000
People’s United Bank 0.35% due 12/02/13	100,000	100,000
Self-Help Credit Union 0.50% due 06/30/13	100,000	100,000
Urban Partnership Bank 0.50% due 12/28/13	100,000	100,000

Total Certificates of Deposit (Cost $500,000)		500,000

TOTAL INVESTMENTS (Cost $158,234,405) — 93.4%		$140,691,305
Other Assets in Excess of Liabilities — 6.6%		9,881,358

Net Assets — 100.0%		$150,572,663

*	Non-income producing security

ADR         -American Depositary Receipts

SP ADR    -Sponsored American Depositary Receipts

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013

(Unaudited)

ASSETS

Investment securities at fair value (cost: $158,234,405) (Notes 2a and 7)	$140,691,305
Cash	8,827,777

Receivables:
Investments sold	1,164,850
Capital stock subscribed	12,172
Dividends	314,385
Tax reclaims	63,813
Interest	1,175
Prepaid insurance and registration	19,975

Total Assets	151,095,452

LIABILITIES
Payables:
Capital stock reacquired	130,868
Transfer agent fees	177,753
Management fees	69,120
Postage and printing fees	41,380
Professional fees	35,912
Custodian fees	32,135
Accrued expenses and other liabilities	35,621

Total Liabilities	522,789

Net Assets	$150,572,663

ANALYSIS OF NET ASSETS
Net capital paid in shares of capital stock	$192,140,108
Par Value (Note 3)	38,299
Undistributed net investment income	1,576,076
Accumulated net realized loss on investments and foreign currency transactions	(25,636,755)
Net unrealized depreciation on investments	(17,543,100)
Net unrealized depreciation of translation of other assets and liabilities in foreign currency	(1,965)

Net Assets	$150,572,663

Net asset value and redemption price per share ($150,572,663/3,829,855) shares of outstanding capital stock, 40 million shares authorized with a par value of $0.01 per share)	$39.32

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2013

(Unaudited)

Investment Income:
Dividends (net of $384,973 foreign taxes withheld)	$2,475,624
Interest	1,493

Total Investment Income	2,477,117

Expenses:
Management fee (Note 4)	417,700
Transfer agent fees	192,897
Administration and accounting fees	101,764
Postage and printing fees	51,406
Legal fees	33,964
Custodian fees	26,068
Compliance service fees	21,000
Registration fees	20,008
Audit fees	10,538
Directors’ fees (Note 5)	9,925
Insurance fees	9,425
Other expenses	7,660

Total Expenses	902,355

Net Investment Income	1,574,762

Net Realized and Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Realized Gain/(Loss) from Investments and Foreign Currency Related Transactions (Notes 2B & 6):
Net realized loss from investments	(738,400)
Net realized loss from foreign currency transactions	(3,084)

Net Realized Loss	(741,484)

Net Change in Unrealized Appreciation/(Depreciation) of Investments and Foreign Currency Related Transactions:
Net change in unrealized appreciation/(depreciation) on investments	11,004,536

Net change in unrealized appreciation/(depreciation) on foreign currency translations	(978)

Net change in unrealized appreciation/(depreciation)	11,003,558

Net Realized and Unrealized Gain on Investments and Foreign Currency Related Transactions	10,262,074

Net Increase in Net Assets Resulting from Operations	$11,836,836

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2013 (Unaudited)	For the Year Ended December 31, 2012
Investment Activities:
Net investment income	$1,574,762	$2,715,974
Net realized gain/(loss) from investments and foreign currency transactions	(741,484)	1,276,628
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	11,003,558	(133,237)

Net increase/(decrease) in net assets derived from operations	11,836,836	3,859,365

Dividends to Shareholders:
Dividends from net investment income	—	(2,712,887)

Total dividends to shareholders	—	(2,712,887)

Capital Share Transactions:
Net decrease in net assets from capital share transactions (Note 3)	(11,098,737)	(37,865,948)

Total Increase/Decrease in Net Assets	738,099	(36,719,470)
Net Assets:
Beginning of the period	149,834,564	186,554,034

End of the period*	$150,572,663	$149,834,564

*

Includes undistributed net investment income of $1,576,076 and $1,314 for the periods ended 06/30/13 and 12/31/12, The accompanying notes are an integral part of these financial statements. respecitively.

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND, INC.

FINANCIAL HIGHLIGHTS

STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES

For a share of capital stock outstanding throughout each period

	(Unaudited) Six Months Ended June 30,	For the Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value at the beginning of period	$36.40	$35.82	$39.09	$42.54	$31.41	$57.28

Investment Operations
Net investment income	0.41	0.67	0.42	0.35	0.36	0.24
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	2.51	0.58	(3.27)	(3.45)	11.14	(25.93)
Payments by affiliates	—	—	—	0.01	—	—

Total from investment operations	2.92	1.25	(2.85)	(3.09)	11.50	(25.69)

Distributions
From net investment income	—	(0.67)	(0.42)	(0.36)	(0.37)	(0.18)

Total distributions	—	(0.67)	(0.42)	(0.36)	(0.37)	(0.18)

Net asset value at end of period	$39.32	$36.40	$35.82	$39.09	$42.54	$31.41

Total return
(Sales load not reflected)	8.02%	3.49%	(7.28)%	(7.26)%*	36.61%	(44.85)%
Net assets, end of period (in thousands)	$150,573	$149,835	$186,554	$236,696	$282,805	$184,257
Ratio of operating expenses to average net assets	1.18%**	1.10%	1.03%	1.04%	1.02%	1.09%
Ratio of net investment income to average net assets	2.06%**	1.69%	0.98%	0.86%	1.06%	0.56%
Portfolio turnover	11.27%	22.05%	21.44%	16.16%	33.94%	25.67%
Number of shares outstanding at end of the period	3,829,855	4,116,641	5,208,518	6,055,618	6,647,611	5,866,871
*

In 2010, 0.02% of the Fund’s total return consisted of voluntary reimbursement by the investment advisor for a realized investment loss. Excluding this voluntary reimbursement, total return for the year would have been (7.28)%.

**	Annualized

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2013 (Unaudited)

1) ORGANIZATION – New Alternatives Fund, Inc. (the “Fund”) was incorporated under the laws of the State of New York on January 17, 1978 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on September 3, 1982. The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in equity securities. The equity securities in which the Fund invests consist primarily of common stocks. Other equity securities in which the Fund may invest include depository receipts, real estate investment trusts (“REITs”) and publicly-traded master limited partnerships (“MLPs”). The Fund makes investments in a wide range of industries and in companies of all sizes. The Fund invests in equity securities of both U.S. and foreign companies, and has no limitation on the percentage of assets invested in the U.S. or abroad. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in equity securities of companies in the alternative energy industry. “Alternative Energy” means the production and conservation of energy in a manner that reduces pollution and harm to the environment, particularly when compared to conventional coal, oil or nuclear energy.

2) ACCOUNTING POLICIES – The following is a summary of significant accounting policies followed by the Fund.

A. PORTFOLIO VALUATION – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the NewYork Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued based on the official closing price or the last reported sale price on a national securities exchange or on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded, as of the close of business on the day the securities are being valued. That is normally 4:00 p.m. Eastern time. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and asked prices prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are amortized based on their cost.

Non-U.S. equity securities are valued based on their most recent closing market prices on their primary market and are translated from the local currency into U.S. dollars using current exchange rates on the day of valuation.

If the market price of a security held by the Fund is unavailable at the time the Fund prices its shares at 4:00 p.m. Eastern time, the Fund will use the “fair value” of such security as determined in good faith by Accrued Equities, Inc. the Fund’s investment advisor under methods established by and under the general supervision of the Fund’s Board of Directors. The Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. The Fund does not invest in unlisted securities.

The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

— Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

— Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

— Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of June 30, 2013, in valuing the Fund’s assets carried at fair value:

	Total Value at 6/30/2013	Level 1 - Quoted Price	Level 2 - Significant Observable Inputs	Level3 - Significant Unobservable Inputs
Common Stocks
Alternate Energy
Renewable Energy Power Producers & Developers	$42,969,413	$19,296,159	$23,673,254	$—
Wind Turbines	14,934,200	—	14,934,200	—
Geothermal	5,679,194	5,679,194	—	—
Solar Photovoltaic	3,815,625	3,815,625	—	—
Fuel Cells	762,000	762,000	—	—
Energy Conservation	28,193,083	20,930,450	7,262,633	—
Natural Gas Distribution Utilities	20,320,950	20,320,950	—	—
Water
Water Utilities	14,679,700	14,679,700	—	—
Water Related	3,678,140	2,694,000	984,140	—
Electric Transmission	4,565,000	4,565,000	—	—
Sustainable Energy Financial Services	594,000	594,000	—	—

	Total Value at 6/30/2013	Level 1 - Quoted Price	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Total Common Stocks	$140,191,305	$93,337,078	$46,854,227	$—
Certificates of Deposit	500,000	—	500,000	—

Total	$140,691,305	$93,337,078	$47,354,227	$—

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a readily available market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The Fund utilizes an external pricing service to fair value certain foreign securities in the event of an significant market movements between the time the Fund valued certain foreign securities in the event of any significant market movements between the time the Fund valued certain foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Significant market movements were deemed to have occurred at December 31, 2012 and June 30, 2013, and therefore, the Fund utilized the external pricing service model adjustments. Transfers in and out between Levels are based on values at the end of the period. As a result, for the six months ended June 30, 2013, there were no transfers between Level 1, 2 and 3.

B. FOREIGN CURRENCY TRANSLATION – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. If foreign currency translations are not available, the foreign exchange rate(s) will be valued at fair market value using procedures approved by the Fund’s Board of Directors.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Foreign Securities – Investing in foreign securities (including depositary receipts traded on U.S. exchanges but representing shares of foreign companies) involves more risks than investing in U.S. securities. Risks of investing in foreign companies include currency exchange rates between foreign currencies and the U.S. dollar. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Brokerage commissions and other fees may be higher for foreign securities. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards as U.S. companies. These risks can increase the potential for losses in the Fund and affect its share price.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME – Security transactions are accounted for on the trade date (date order to buy or sell is executed). The cost of investments sold is determined by use of a first in, first out basis for both financial reporting and income tax purposes in determining realized gains and losses on investments.

D. INVESTMENT INCOME AND EXPENSE RECOGNITION – Dividend income is recorded as of the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable diligence. Interest income, including amortization/accretion of premium and discount, is accrued daily. Expenses are accrued on a daily basis.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS – Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on ex-date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

F. U.S.TAX STATUS – No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

G. USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

H. OTHER – In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

3) CAPITAL STOCK – There are 40,000,000 shares of $0.01 par value capital stock authorized. On June 30, 2013 there were 3,829,855 shares outstanding. Aggregate paid-in capital including re investment of dividends was $192,178,407. Transactions in capital stock were as follows:

	For the Six Months Ended June 30, 2013		For the Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Capital stock sold	77,010	$2,972,297	159,927	$5,626,920
Reinvestment of distributions	1	47	59,732	2,174,247
Redemptions	(363,797)	(14,071,081)	(1,311,536)	(45,667,115)

Net Decrease	(286,786)	$(11,098,737)	(1,091,877)	$(37,865,948)

4) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES–Accrued Equities, Inc. (“Accrued Equities” or the “Advisor”), an SEC registered investment advisor and broker-dealer, serves as investment advisor to the Fund pursuant to an Investment Advisory Agreement, as amended, and as an underwriter (but not a principal underwriter) of the Fund’s shares pursuant to a Sub-Distribution Agreement. For it’s investment advisory services, the Fund pays Accrued Equities an annual management fee of 1.00% of the first $10 million of average net assets; 0.75% of the next $20 million of average net assets; 0.50% of average net assets more than $30 million and less than $100 million; and 0.45% of average net assets more than $100 million.

The Fund pays no remuneration to its directors, David J. Schoenwald and Murray D. Rosenblith, who are also officers or employees of Accrued Equities. Forside Funds Distributors LLC (“Foreside” or the “ Underwriter”) serves as the principal underwriter of the Fund pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the distribution of shares of the Fund. The Underwriter has entered into a Sub-Distribution Agreement with Accrued Equities. The Fund charges a maximum front-end sales charge of 4.75% on most new sales. Of this amount, the Underwriter and Accrued Equities retain the net underwriter commission and pay out the remaining sales commission to other brokers who actually sell new shares. Their share of the sales commission may vary. The aggregate underwriter concession on all sales of Fund shares during the six months ended June 30, 2013 was $11,980, and the amounts retained by Accrued Equities and the Underwriter were $7,987, and $3,993, respectively. The Underwriter and Accrued Equities are also entitled to receive sales commissions for the sale of Fund shares. For the six months ended June 30, 2013, Accrued Equities and the Underwriter received $13,976 and $1,189 in sales commissions, respectively, for the sale of Fund shares.

5) DIRECTORS’ FEES – For the six-month ended ended June 30, 2013, the Fund paid directors’ fees of $10,538 to its Directors who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (the “Independent Directors”).

Each Independent Director receives an annual fee of $3,500 for their services as Independent Directors of the Fund. AsVice-Chairperson of the Fund’s Board of Directors, Sharon Reier receives an additional annual fee of $1,000. Each member of the Audit Committee receives an additional $500 annual fee and Preston V. Pumphrey, Chairperson of the Audit Committee, receives an additional annual fee of $500. The Independent Directors also receive reimbursement of “coach” travel expenses to attend Board Meetings. The Directors and Officers of the Fund who are officers and employees of the Advisor do not receive compensation from the Fund for their services and are paid for their services by the Advisor. The Fund’s Chief Compliance Officer is not an officer or employee of the Advisor and is compensated directly by the Fund for his services.

6) PURCHASES AND SALES OF SECURITIES – For the six months ended June 30, 2013, the aggregate cost of securities purchased totaled $15,971,108. Net realized gains (losses) were computed on a first in, first out basis. The proceeds received on sales of securities for the six months ended June 30, 2013 was $23,736,166.

7) FEDERAL INCOME TAX INFORMATION – At June 30, 2013, the federal tax basis cost and aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Cost of investments for tax purposes	$158,234,405

Unrealized appreciation for tax purposes	$20,468,163
Unrealized depreciation for tax purposes	(38,011,263)

Net unrealized depreciation on investments	$(17,543,100)

The tax character of distributions paid during 2012 and 2011 was as follows:

Distributions paid from:	2012	2011
Ordinary Income	$2,712,887	$2,187,989

	$2,712,887	$2,187,989

For federal income tax purposes, distributions from net investment income and short-term capital gains are treated as ordinary income dividends.

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$1,314
Capital Loss Carryforward	(24,688,977)
**Net Unrealized Depreciation on
Investments and Foreign Currency Translations	(28,754,917)

$(53,442,580)

**	The primary difference between distributable earnings on a book and tax basis is due to wash sales losses.

The Fund has a capital loss carryforward of $24,688,977 which can be used to offset future capital gains. If not utilized against future capital gains, $15,782,057 of this capital loss carryforward will expire on December 31, 2016 and $8,395,118 will expire on December 31, 2017. $511,802 of this capital loss carryforward is a long-term loss and will not be subject to expiration, as under the Regulated Investment Company Modification Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. Such losses must be used to offset future capital gains realized prior to losses incurred in the years preceding enactment. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8) SUBSEQUENT EVENTS – Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued, and has determined that there were no subsequent events.

OTHER INFORMATION

(Unaudited)

1) PROXY VOTING – The Fund has proxy voting policies which are available: (1) without charge, upon request by calling the Fund at 800-423-8383 and (2) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30 is available on form N-PX: (1) without charge, upon request, by calling the Fund at 800-423-8383 and (2) on the SEC’s website at http://www.sec.gov.

2) QUARTERLY PORTFOLIO SCHEDULES – The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Form N-Q’s are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

3) APPROVAL OF INVESTMENT ADVISORY AGREEMENT – Accrued Equities, Inc. ( the” Advisor”) serves as the investment adviser to New Alternatives Fund, Inc. (the “Fund”). The Board of Directors most recently approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between the Fund and the Advisor at a regular meeting of the Board of Directors held on June 28, 2013. The June 28, 2013 regular meeting of the Board of Directors was called, in part, to act upon the continuance of such Advisory Agreement. This approval by the Board of Directors included the approval by a majority of those directors who are not “interested persons” of the Fund, as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), and by a majority of the entire Board.

Prior to the meeting, the Board received and reviewed certain materials concerning the Advisory Agreement renewal. The materials included: (i) a memorandum prepared by independent counsel setting forth the Board’s fiduciary duties, responsibilities and the factors they should consider in their evaluation of the renewal of the Advisory Agreement; (ii) a copy of the Advisor’s responses to a request for information necessary to evaluate the terms of the Advisory Agreement renewal (the “Advisor Questionnaire”); (iii) certification from the Advisor that it has a compliance program in place; (iv) an organizational chart for the Advisor; (v) a copy of Form ADV, Part I for the Advisor; (vi) audited financial information for the Advisor for its fiscal year ended December 31, 2012; and (vii) a copy of the Advisory Agreement.

The Advisor Questionnaire provided to the Board contained detailed information concerning the Advisor and the Advisory Agreement renewal, including: (i) information on the Advisor’s business and services; (ii) information concerning the employees of the Advisor who serviced the Fund; (iii) information on the Advisor’s investment process; (iv) performance information comparing the Fund to other, similar mutual funds; (v) information on the Advisor’s trading and brokerage practices; (vi) information concerning investment advisory fees paid to the Advisor by the Fund; (vii) information concerning other fees earned by the Advisor with respect to its relationship with the Fund, such as net underwriting fees and sales commissions for the sale of Fund shares; (viii) information concerning investment advisory fees and total operating expenses as a percentage of net assets paid by the Fund and other, similar mutual funds; and (ix) other information concerning the Advisor such as information concerning its compliance procedures, code of ethics and insurances.

At the meeting, the Board was provided a copy of the Advisor’s compliance manual and the opportunity to speak with the Fund’s Chief Compliance Officer.

The Board of Directors, including a majority of the Independent Directors, decided to approve the renewal of the Advisory Agreement for a one-year period commencing July 1, 2013 based upon their evaluation of: (i) the long-term relationship between the Advisor and the Fund; (ii) the Advisor’s commitment to the Fund’s socially responsible investment objectives and its ability to manage the Fund’s portfolio in a manner consistent with those objectives; (iii) the depth of experience and expertise of the Advisor with regard to the alternative energy market; (iv) the nature, extent and quality of the services provided; (v) the performance of the Fund; and (vi) the costs of the services provided and the profitability of the Advisor from its relationship with the Fund.

It was noted that during the Board’s consideration of the factors listed above, different directors gave different weight to different items. In general, the Independent Directors considered it to be most significant that the proposed investment advisory arrangements would assure a continuity of relationships to service the Fund. Of particular significance in the Board’s decision to continue the Advisory Agreement was the fact that the Fund’s investment advisory fee structure, including breakpoints, and its total operating expense ratio, were very low in comparison to the Fund’s industry peer group. The Board also noted that the Advisor continues to provide investment advisory services exclusively to the Fund and that the firm has been committed to alternative energy investing since the Fund’s inception over 30 years ago.

The directors considered the terms and conditions of the existing Advisory Agreement that was being renewed, noting that the terms and conditions were the same, including the provision for advisory fees. The directors also considered the nature, quality and scope of the investment advisory services that had been provided to the Fund by the Advisor in the past and the services that are expected to continue in the future. Further, the directors considered the Advisor’s personnel assigned to service the Fund. Based upon information provided by the Advisor, the Board determined that the Advisor’s current staffing was adequate to meet the Fund’s needs. The Board also concluded that the nature, quality and scope of the investment advisory services provided by the Advisor in advising the Fund were very satisfactory.

The directors considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund’s performance with the performance of other, similar mutual funds and with its benchmark indices. It was noted that other, similar mutual funds did not have comparable performance records as the Fund, which has been investing for over 30 years. The Independent Directors questioned the Fund’s underperformance over a one year period in comparison to one of its industry peers. David J. Schoenwald explained that this particular mutual fund’s investment portfolio was not as heavily invested in the alternative energy sector as was the Fund. He also noted that over longer periods of time, the Fund was out performing this mutual fund. In general, the Board noted that the Fund had been out performing its industry peer group of other, similar mutual funds over longer periods of time, and was performing competitively in comparison to its benchmark indices.

The directors considered the investment advisory fees and other expenses paid by the Fund directly and in comparison to information regarding the fees and expenses incurred by other, similar mutual funds specializing in alternative energy investments and which seek to invest in accordance with a social responsible investment philosophy. The directors noted that the investment advisory fee for the Fund had several break points that lowered the investment advisory fees as Fund assets reached certain levels. The Board noted that the Fund’s overall expense ratio was significantly lower than the other comparable funds in its industry peer group. The directors decided that the investment advisory fees charged were fair and reasonable.

The Independent Directors reviewed and discussed other aspects of the Advisor, such as the profitability of the investment advisor, the benefits each party received from such long-term relationship, and the fact that the Advisor received other compensation from the relationship. They noted that the Advisor was also a registered broker-dealer and was eligible to receive underwriting fees and sales commissions on the sale of Fund shares. The Board noted that two of the directors, David J. Schoenwald and Murray D. Rosenblith, were directors and/or officers of the Advisor. The directors also noted that David J. Schoenwald was the owner of the Advisor and would benefit by the continuance of the investment advisory and distribution agreements.

In their deliberations, the Board did not rely upon comparisons of the services to be rendered and the amounts to be paid under the contract with those under other investment advisory contracts, such as contracts of the same and other investment advisers with other registered investment companies or other types of clients (e.g., pension funds and other institutional investors). These factors were considered not to be relevant in a situation where the directors were determining whether to re-approve the agreements with an existing entity on the same terms and conditions. Such factors would be relevant to considering and approving new investment advisory agreements with other investment advisory entities. In addition, the Advisor does not service any other investment advisory accounts.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable to Registrant, which is an open-end management investment company.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

             Investment Companies.

Not applicable to Registrant, which is an open-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant, which is an open-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and

Affiliated Purchasers.

Not applicable to Registrant, which is an open-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

Based on his evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial officer has concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to him by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	New Alternatives Fund, Inc.

By (Signature and Title)*	/s/ David J. Schoenwald
David J. Schoenwald, President and Treasurer
(Principal Executive Officer and Principal Financial Officer)

Date	8/30/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David J. Schoenwald
David J. Schoenwald, President and Treasurer
(Principal Executive Officer and Principal Financial Officer)

Date	8/30/2013

* Print the name and title of each signing officer under his or her signature.